UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 29, 2025

First Financial Bankshares, Inc.

(Exact name of registrant as specified in its Charter)

Texas	0-07674	75-0944023
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

400 Pine Street, Abilene, Texas 79601
(Address of Principal Executive Offices and Zip Code)

Registrant’s Telephone Number (325) 627-7155

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 203.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13 e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	FFIN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

(a) On April 29, 2025, the annual meeting of shareholders of the Company was held in Abilene, Texas.

(b) The following is a summary of the matters voted on at the annual meeting:

(1) The following directors were elected at the annual meeting to hold office until the 2026 annual meeting of shareholders, and the respective number of votes cast for and withheld are as follows:

Director	Votes For	Votes Withheld
Vianei Lopez Braun	101,938,137	3,839,613
David L. Copeland	101,695,066	4,082,684
Sally Pope Davis	105,437,110	340,640
Michael B. Denny	105,526,297	251,453
F. Scott Dueser	103,322,638	2,455,112
Murray H. Edwards	99,928,185	5,849,565
Geoff Haney	105,626,875	150,875
Eli Jones, Ph.D.	105,442,410	335,340
I. Tim Lancaster	98,442,394	7,335,356
Kade L. Matthews	103,908,676	1,869,074
Robert C. Nickles	102,049,263	3,728,487
Blake Poutra	105,564,167	213,583
Johnny E. Trotter	101,416,959	4,360,791

There were 19,707,973 broker non-votes.

(2) The shareholders voted to ratify the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2025 by a vote of 124,325,983 for, 1,065,995 against and 93,745 abstained. There were no broker non-votes.

(3) The shareholders approved the following resolution:

“RESOLVED, that the shareholders of First Financial Bankshares, Inc. hereby approve, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K in the Company’s Proxy Statement for the 2025 Annual Meeting of Shareholders, including the Compensation Discussion and Analysis compensation tables and narrative discussion,”

by a vote of 99,820,259 for, 5,454,002 against and 503,489 abstained. There were 19,707,973 broker non-votes.

ITEM 7.01 REGULATION FD DISCLOSURE

Attached as exhibit 99.1 to this Form 8-K is the press release dated April 29, 2025 announcing items discussed and the results of the Annual Meeting of Shareholders of the Company and the Company.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

99.1 Press Release dated April 29, 2025

104 Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL BANKSHARES, INC.
(Registrant)

DATE: April 29, 2025	By:	/s/ F. Scott Dueser
F. SCOTT DUESER
Chairman and Chief Executive Officer